CONFIDENTIAL TREATMENT REQUESTED	EXHIBIT 10.13(c) REDACTED
AMENDMENT TWO
TO THE
BILLING SERVICES AND LICENSE AGREEMENT
BETWEEN
VERISIGN, INC.
AND
RURAL CELLULAR CORPORATION
     THIS AMENDMENT TWO by and between VeriSign, Inc. (“VeriSign”) and Rural Cellular Corporation (“Customer”) is made and entered into to be effective the date of the last signature hereto.
W I T N E S S E T H:
     WHEREAS, VeriSign and the Customer are parties to that certain Billing Services and License Agreement, dated to be effective July 21, 2005 as amended by Amendment One dated to be effective June 20, 2006, (hereinafter referred to as “Agreement”); and
     WHEREAS, the parties hereto desire to amend the Agreement as provided herein;
     NOW, THEREFORE, in consideration of the premises and the covenants and undertakings set forth herein, VeriSign and Customer agree as follows:
1.	The first sentence of Section 3.B is replaced in its entirety with the following:

***
2.	Except as hereby modified, the Agreement shall remain in full force and effect in all aspects throughout the remainder of the term thereof.
*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

License Agreement – Amendment Two	Page 1	VeriSign Proprietary

     IN WITNESS WHEREOF, each of the parties hereto has made and caused this Amendment Two to be duly executed for it on its behalf by its authorized representative, to be effective the date of the last signature hereto.
     The parties acknowledge and agree that this Amendment Two constitutes the entire understanding and agreement between VeriSign and Customer with respect to the subject matter hereof, and supersedes any and all prior or contemporaneous oral or written representation, understanding, agreement or communication relating thereto.
     The signatories to this Amendment Two hereby warrant and represent that they have the authority to execute this Amendment Two on behalf of the entity or entities for which they sign.
     This Amendment Two does not bind or obligate either party in any manner unless duly executed by an authorized representative.

VERISIGN, INC.	RURAL CELLULAR CORPORATION

By: /s/ Thomas L. Dean	By: /s/ W. A. Wilkinson, Jr.

Name: Thomas L. Dean	Name: W. A. Wilkinson, Jr.

Title: VP – VCS Business Ops	Title: VP BSS

Date: 10-5-06	Date: 10-2-06
*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

License Agreement – Amendment Two	Page 2	VeriSign Proprietary